EXHIBIT 10.1

SCHEDULE Z AMENDMENT

     THIS SCHEDULE Z AMENDMENT AGREEMENT, dated as of September 15, 2009 (the “Schedule Z Amendment Agreement”), is entered into by and among the signatories hereto.

RECITALS

     WHEREAS, the Parties hereto have entered into one or more documents (the “Schedule Z Documents”) to which a cumulative definitions annex has been attached as Schedule Z thereto

(“Schedule Z”); and

     WHEREAS, the Parties have previously amended Schedule Z pursuant to the Schedule Z Amendment dated May 8, 2009; and

     WHEREAS, the Parties hereto desire to amend again Schedule Z attached to each Schedule Z Document.

     NOW THEREFORE in consideration of the foregoing and the mutual agreements herein, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be bound hereby, agree that:

A. The definition in Schedule Z for “Guaranteed Final Completion Date” shall be deleted in its entirety and replaced in its entirety with the amended definition below, effective for all purposes under any Schedule Z Document from and after the date hereof, including as to the interpretation or application of these definitions with respect to historical matters arising under or otherwise relating to any terms and conditions of any Schedule Z Document:

“Guaranteed Final Completion Date” means the earlier of (i) one hundred and eighty (180) calendar days after the Facility Substantial Completion Date and (ii) October 1, 2009. [ASA, CA, EPC, O&M, Schedule Z]

B. General Provisions:

1.	This Schedule Z Amendment Agreement is deemed effective as of and from the date first above written.

2.	All capitalized terms used herein which are not defined herein shall have the meaning set forth in Schedule Z attached hereto as Exhibit 1 unless the contrary intent appears.

3.	Except as specifically amended hereby, each Schedule Z Document shall continue in full force and effect in accordance with the provisions of such Schedule Z Document, and nothing contained herein shall be construed as a waiver or modification of any existing rights and claims under such documents except as such Schedule Z Documents are expressly modified hereby.

4.	From and after the effectiveness of this Schedule Z Amendment Agreement, all references in each Schedule Z Document and Schedule Z to Schedule Z shall be deemed to be references to Schedule Z as currently amended.

5.	This Schedule Z Amendment Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.	As an express condition to the effectiveness of this Schedule Z Amendment, $3,723,654 will be deposited into the Drilling Account from the following sources:

	a.	$1,723,654 will be deposited from Raser general corporate funds;

	b.	$1,000,000 will be transferred from the Construction Account from funds for the Development Account Target Balance; and

	c.	$1,000,000 will be transferred from the Construction Account from monies set aside for payment to Pratt & Whitney Power Systems (“PWPS”) for the PureCycle equipment, which transfer is hereby acknowledged by PWPS by their signature below; provided, however, that when the funds from the U.S.

Treasury, as described in Section 7, below, are received by the Company, $1,000,000 will be replenished in the Construction Account.

In connection with the execution and delivery of this Schedule Z Amendment, Raser shall provide evidence that the amounts set forth in this Section 6, have been deposited into the Drilling Account.

7.	The Parties shall cooperate in good faith to amend such Schedule Z Documents necessary to apply for the grant of monies available from the U.S. Treasury under Section 1603 of the American Reinvestment and Recovery Act.

8.	This Schedule Z Amendment Agreement shall in all respects be governed by and construed in accordance with the laws the State of New York, without giving effect to any choice of law rules thereof which may permit or require the application of the laws of another jurisdiction. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York in the county of New York or of the United States of America in the Southern District of New York and hereby waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue in an such action or proceeding in any such court.

9.	The Parties agree that the effectiveness of this Schedule Z Amendment requires the signature and delivery of all Parties set forth on the signature pages hereto and shall be ineffective as to any individual party absent such signatures.

[remainder of this page left intentionally blank]

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO CREDIT AGREEMENT

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company, as Company

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By: /s/ Richard D. Clayton
Name: Richard D. Clayton
Title: Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By: /s/ Yana Kislenko __________________ Name: Yana Kislenko Title: Assistant Vice President

By: /s/ Randy Kahn ____________________ Name: Randy Kahn Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: /s/ Yana Kislenko __________________ Name: Yana Kislenko Title: Assistant Vice President

By: /s/ Randy Kahn ____________________ Name: Randy Kahn Title: Vice President

PARTIES TO CREDIT AGREEMENT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey company, as Lender

By: /s/ Richard Carrell
________________________________
Name: Richard Carrell Title: Vice President

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO ACCOUNT AND SECURITY AGREEMENT

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By: /s/ Richard D. Clayton
Name: Richard D. Clayton
Title: Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: /s/ Yana Kislenko __________________ Name: Yana Kislenko Title: Assistant Vice President

By: /s/ Randy Kahn ____________________ Name: Randy Kahn Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Account Bank

By: /s/ Yana Kislenko __________________ Name: Yana Kislenko Title: Assistant Vice President

By: /s/ Randy Kahn ____________________ Name: Randy Kahn Title: Vice President

PARTIES TO ACCOUNT AND SECURITY AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Securities Intermediary

By: /s/ Yana Kislenko __________________ Name: Yana Kislenko Title: Assistant Vice President

By: /s/ Randy Kahn ____________________ Name: Randy Kahn Title: Vice President ACKNOWLEDGED:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey company, as Administrative Lender

By: /s/ Richard Carrell
________________________________
Name: Richard Carrell Title: Vice President

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO LLC OPERATING AGREEMENT

INTERMOUNTAIN RENEWABLE POWER, LLC, a Delaware limited liability company

By: /s/ Richard D. Clayton ________ Name: Richard D. Clayton Title: Manager

MERRILL LYNCH, PIERCE, FENNER AND SMITH INCORPORATED, a Delaware corporation, as Class A Investor

By: /s/ Faiz Ahmad ____________________ Name: Faiz Ahmad Title: Director

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO EQUITY CAPITAL CONTRIBUTION AGREEMENT

INTERMOUNTAIN RENEWABLE POWER, LLC, a Delaware limited liability company

By: /s/ Richard D. Clayton ________ Name: Richard D. Clayton Title: Manager

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company, as Company

By:	Intermountain Renewable Power, LLC, a Delaware limited liability company
Its:	Managing Member

By: /s/ Richard D. Clayton
Name: Richard D. Clayton
Title: Manager

MERRILL LYNCH, PIERCE, FENNER AND SMITH INCORPORATED, as Class A Investor

By: /s/ Faiz Ahmad ____________________ Name: Faiz Ahmad Title: Director

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company, as Owner

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By: /s/ Richard D. Clayton
Name: Richard D. Clayton
Title: Manager

RASER TECHNOLOGIES, INC., a Delaware corporation, as Contractor

By: /s/ Richard D. Clayton ________ Name: Richard D. Clayton Title: Principal Executive Officer

     IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Schedule Z Amendment Agreement to be executed by their duly authorized officers and to be effective as of the day and year first above written.

PARTIES TO OPERATION AND MAINTENANCE AGREEMENT

THERMO NO. 1 BE-01, LLC, a Delaware limited liability company, as Owner

By:	Intermountain Renewable Power, LLC
Its:	Managing Member

By: /s/ Richard D. Clayton
Name: Richard D. Clayton
Title: Manager

RASER POWER SYSTEMS, LLC, a Delaware limited liability company, as Operator

By:	Raser Technologies, Inc.
Its:	Sole Member

By: /s/ Richard D. Clayton
Name: Richard D. Clayton
Title: Principal Executive Officer

     IN WITNESS WHEREOF, Pratt & Whitney Power Systems hereby provides its acknowledgement of the provisions of Section 6 of this Schedule Z Amendment.

AGREED AND ACKNOWLEDGED: PRATT & WHITNEY POWER SYSTEMS

/s/ Brian M. Tevnan_________________________________
By: Brian M. Tevnan Its: Chief Financial Officer